Exhibit 10.1
                                                                    ------------



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                       WINDSYSTEM CONSTRUCTION AGREEMENT
                       ---------------------------------

                                 By and Between

                  ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C,
                        a California Limited Partnership
                                      And

                       ZOND CONSTRUCTION CORPORATION IV,
                            a California corporation

                                     as of

                                November 4, 1985







--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


Section                                 Heading                            Page
-------                                 -------                            ----


1.     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.     CONSTRUCTION OF TURBINES, RELATED
       TURBINE EQUIPMENT AND POWER SUBSTATION  . . . . . . . . . . . . . . . . 3

3.     OTHER OBLIGATIONS OF ZCC IV . . . . . . . . . . . . . . . . . . . . . . 4
3.1      Labor, Materials, Etc.  . . . . . . . . . . . . . . . . . . . . . . . 4
3.2      Subcontractors  . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.3      Construction Safety   . . . . . . . . . . . . . . . . . . . . . . . . 4
3.4      Requirements of Authorities   . . . . . . . . . . . . . . . . . . . . 5
3.5      Certain Amounts Payable by ZCC IV   . . . . . . . . . . . . . . . . . 5
3.6      Mechanics' Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.7      Protection of Persons and Property  . . . . . . . . . . . . . . . . . 6
3.8      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.9      Clean Up  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.10     Interconnection . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.11     Compliance With Other Agreements  . . . . . . . . . . . . . . . . . . 7
3.12     Sales Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

4.     COMPLETION DATES AND TITLE TRANSFER . . . . . . . . . . . . . . . . . . 7
4.1      Completion Date and Obligation to Purchase  . . . . . . . . . . . . . 7
4.2      Title Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

5.     PAYMENT TO ZCC IV FOR CONSTRUCTION  . . . . . . . . . . . . . . . . . . 9
5.1      Fixed Contract Price  . . . . . . . . . . . . . . . . . . . . . . . . 9
5.2      Payment of Contract Price . . . . . . . . . . . . . . . . . . . . . . 9
5.3      Withholds by the Partnership  . . . . . . . . . . . . . . . . . . .  10

6.     WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
6.1      Warranties of Manufacturer  . . . . . . . . . . . . . . . . . . . .  11
6.2      Five Year Warranty of ZCC IV  . . . . . . . . . . . . . . . . . . .  11
6.3      Warranties of Contractors . . . . . . . . . . . . . . . . . . . . .  12
6.4      No Production Guarantee . . . . . . . . . . . . . . . . . . . . . .  13
6.5      Warranty Disclaimer . . . . . . . . . . . . . . . . . . . . . . . .  13
6.6      Single Purpose Entity . . . . . . . . . . . . . . . . . . . . . . .  13

7.     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

8.     DAMAGE OR DESTRUCTION OF THE TURBINES,
         RELATED TURBINE EQUIPMENT OR POWER SUBSTATION
         PRIOR TO COMPLETION . . . . . . . . . . . . . . . . . . . . . . . .  14
8.1      Damage or Destruction Insured . . . . . . . . . . . . . . . . . . .  14
8.2      Damage or Destruction Not Insured . . . . . . . . . . . . . . . . .  14

                           TABLE OF CONTENTS (Con't)
                           -------------------------


Section                                 Heading                            Page
-------                                 -------                            ----

9.     TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
9.1      Special Event of Termination  . . . . . . . . . . . . . . . . . . .  15
9.2      Other Events of Termination . . . . . . . . . . . . . . . . . . . .  15
9.3      Remedies Upon Occurrence of
           Other Events of Termination . . . . . . . . . . . . . . . . . . .  16

10.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
10.1     Time of the Essence . . . . . . . . . . . . . . . . . . . . . . . .  16
10.2     Assignment and Transfer
           to Other Parties  . . . . . . . . . . . . . . . . . . . . . . . .  16
10.3     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
10.4     Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
10.5     Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . . . .  17
10.6     Patents, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
10.7     Documentation . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
10.8     No Partnership, Etc.. . . . . . . . . . . . . . . . . . . . . . . .  17
10.9     Dedication  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
10.10    Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . .  18
10.11    Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . .  18
10.12    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
10.13    Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . .  18
10.14    Partial Invalidity  . . . . . . . . . . . . . . . . . . . . . . . .  18
10.15    Headings, References and Exhibits . . . . . . . . . . . . . . . . .  19
10.16    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
10.17    Entire Agreement; Amendments  . . . . . . . . . . . . . . . . . . .  19

Exhibits Attached
-----------------

Exhibit A - Location Plan
Exhibit B - Legal Description of the Operating Site
Exhibit C - Form of Turbine Completion Certificate and Bill of
            Sale
Exhibit D - Form of Power Substation Completion Certificate
            and Bill of Sale

                       WINDSYSTEM CONSTRUCTION AGREEMENT
                       ---------------------------------

     THIS WINDSYSTEM CONSTRUCTION AGREEMENT ("Agreement") is made by and between ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C, a California limited partnership ("the Partnership"), and ZOND CONSTRUCTION CORPORATION IV, a California corporation ("ZCC IV"), as of the 4th day of November, 1985. Unless otherwise defined herein, terms appearing in initially capitalized letters shall have the same meaning as that set forth in the Confidential Private Placement Memorandum of the Partnership (the "Memorandum") dated November 4, 1985.

     WHEREAS:
     -------

     A. The Partnership desires to purchase from ZCC IV a system of constructed and operational Turbines, Related Turbine Equipment and the Power Substation all on the terms and conditions of this Agreement; and

     B. ZCC IV desires to construct the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, the Partnership and ZCC IV agree as follows:

1.   DEFINITIONS
     -----------

     As used in the Agreement, the following terms shall have the following designated meaning:

     1.1     "Admission Date" shall mean the date on which the Limited Partners
              --------------
are admitted to the Partnership.

     1.2     "Agreement" shall mean this Windsystem Construction Agreement.
              ---------

     1.3     "Authorities" shall mean all applicable Federal, state, municipal
              -----------
and local agencies or governmental bodies having jurisdiction over the Operating Site and the construction contemplated by this Agreement which shall include, without limitation, any applicable agency or government body of The City of Santa Clara, California or the County of Alameda, California.

     1.4     "Contractor" shall mean any person or entity retained by ZCC IV
              ----------
(including Zond acting as general contractor) in connection with the assembly, installation and construction of the Turbines, the Related Turbine Equipment and the Power Substation.

     1.5     "Contract Price" shall mean the total price payable by the
              --------------
Partnership to ZCC IV for the purchase of (i) the Required Number of Turbines, (ii) the Related Turbine Equipment and (iii) the Power Substation which are to be constructed and installed pursuant to the provisions of this Agreement, and which shall equal the product of the Required Number of Turbines and $160,000.

     1.6     "Location Plan" shall mean the site plans prepared by ZCC IV,
              -------------
designating the specific locations within the Operating Site upon which the Turbines will be constructed pursuant to this Agreement, copies of which are attached hereto as Exhibit A, as such Location Plan may be amended from time to
                   ---------
time by ZCC IV prior to the date of the purchase of the Turbines by the Partnership hereunder.

     1.7     "Location Sites" shall mean up to 200 of those certain sites which
              --------------
are set forth in the Location Plan, upon which ZCC IV shall designate the Required Number of Turbine to be constructed, as such sites may change from time to time as determined by ZCC IV.

     1.8     "Operating Site" shall mean the real property located in Alameda
              --------------
County, California, more fully described on the attached Exhibit B.
                                                         ---------

     1.9     "PG&E" shall mean Pacific Gas and Electric Company.

     1.10    "Partnership" shall mean Zond Windsystem Partners, Ltd. Series
              -----------
85-C, a California limited partnership.

     1.11    "Power Agreement" shall mean The Pacific Gas and Electric Company
              ---------------
Standard Offer No. 4 Power Purchase Agreement for Long Term Energy and Capacity executed on December 31, 1984 by Wind Developers, Inc. and on January 17, 1985 by PGE, which was assigned to Zond on October 5, 1985, and which was assigned by Zond to the Partnership.

     1.12    "Power Substation" shall mean the 20MW power substation constructed
              ----------------
and installed by ZCC IV at the Operating Site.

     1.13    "Related Turbine Equipment" shall mean the concrete pad upon which
              -------------------------
each Turbine is situated; the insulated wire cable connecting each Turbine to an intermediate step-up transformer; and the aggregate number of intermediate step-up transformers necessary to step up the voltage of the electricity produced by the Required Number of Turbines to the level required by the Power Substation; and the insulated wire cable connecting such transformers to the Power Substation.

     1.14    "Required Number of Turbines" shall mean the total number of
              ---------------------------
Turbines required to be purchased by the Partnership hereunder, up to 200 Turbines, pursuant to the provisions of Section 2 below.

     1.15    "Turbines" shall mean the Vestas Model V17 wind turbine generator,
              --------
each having a rated capacity of 100KW, and each being equipped with two generators, a controller and a supporting steel lattice tower.

     1.16    "Series C Purchase Notes" shall mean any note(s) given by the
              -----------------------
Partnership to ZCC IV in partial payment for the Turbines, Related Turbines Equipment and Power Substation purchased hereunder.

     1.17    "Vestas" shall mean Vestas Energy A/S, a Danish corporation.
              ------

     1.18    "VNA" shall mean Vestas North America Limited, a California
              ---
corporation.

     1.19    "Wind Park Easement Agreement" shall mean the Wind Park Easement
              ----------------------------
Agreement between Zond and the Partnership.

     1.20    "Wind Power Generating Facility Warranty Agreement" shall mean that
              -------------------------------------------------
certain Wind Power Generating Facility Warranty Agreement between Vestas and any purchaser designated in accordance with the provisions of Section 5.2 thereof and acknowledged by VNA, a copy of which is attached as Exhibit C to the Wind Turbine Generator Purchase Agreement.

     1.21    "Windsystem Management Agreement" shall mean the Windsystem
              -------------------------------
Management Agreement between Zond and the Partnership.

     1.22    "Wind Turbine Generator Purchase Agreement" shall mean that certain
              -----------------------------------------
1985 Wind Turbine Generator Purchase Agreement between VNA and Zond.

     1.23    "ZCC IV" shall mean Zond Construction Corporation IV, a California
              ------
corporation and a wholly owned subsidiary of Zond.

     1.24    "Zond" shall mean Zond Systems, Inc., a California corporation.
              ----

2.   CONSTRUCTION OF TURBINES, RELATED TURBINE EQUIPMENT
     ---------------------------------------------------
     AND POWER SUBSTATION
     --------------------

     Upon execution and delivery of this Agreement by the Partnership, ZCC IV agrees to commence construction of the Turbines, the Related Turbine Equipment and the Power Substation and to pursue construction diligently to completion in accordance with the provisions of this Agreement.

     ZCC IV shall construct, and the Partnership shall purchase from ZCC IV at the Contract Price pursuant to and on the terms hereof:

             (a) 200 Turbines (the "Required Number of Turbines") which shall be located on the Location Sites determined by ZCC IV; provided,
                                                                    --------
             however, that if the maximum number of Regular Units in the
             -------
             Partnership necessary to enable the Partnership to purchase 200 Turbines have not been subscribed for and fully paid on the Admission Date, the following Required Number of Turbines shall be determined in the following manner: 25 Turbines plus such number of Turbines as the Partnership shall specify upon a date which is not later than 10 days after the Admission Date. The Required Number of Turbines shall in any event be constructed on those sites constituting a portion of the Location Sites as determined by ZCC IV;

             (b) the Related Turbine Equipment pertaining to the Required Number of Turbines purchased pursuant to clause (a) above; and

             (c) the Power Substation.

3.   OTHER OBLIGATIONS OF ZCC IV
     ---------------------------

     3.1     Labor, Materials, Etc.
             ---------------------

             ZCC IV agrees to furnish, at its sole cost, all labor, materials, tools, permits, insurance, transportation, equipment, supervision and all other matters necessary to commence and complete the construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, all in accordance with this Agreement.

     3.2     Subcontractors
             --------------

             ZCC IV shall employ only competent and experienced Contractors and shall not employ any unfit person or Contractor not skilled in discharging its obligations hereunder. ZCC IV shall at all times maintain competent supervision of, and enforce strict discipline and good order among, its employees and Contractors. The Partnership hereby acknowledges and consents to the Construction Agreement between ZCC IV and Zond dated as of November 4, 1985 pursuant to which Zond has agreed to construct for purchase by ZCC IV the Turbines, the Related Turbine Equipment and the Power Substation.

     3.3     Construction Safety
             -------------------

             ZCC IV shall monitor the construction on a continuing basis to assure that all of ZCC IV's operations (including the activities of the Contractors) under this Agreement are conducted in a safe manner and in full compliance with all such applicable published requirements of the Occupational Safety and Health Administration under the Occupational Safety and Health Act of 1970 (the "OSHA requirements") and all applicable published requirements of the California Occupational Safety and Health Administration under the California Health and Safety Act (the "CAL-OSHA requirements"). Any failure to strictly comply with such OSHA requirements or CAL-OSHA requirements will be deemed a material breach of contract such as to justify the Partnership's right to immediately remove ZCC IV from the performance of its construction obligations under this Agreement. If, as a result of the actions or conduct of ZCC IV or its Contractors, the Partnership should become a party to or otherwise involved in OSHA proceedings of any kind related to OSHA requirements or in CAL-OSHA proceedings of any kind related to CAL-OSHA requirements, ZCC IV will promptly pay upon demand any attorneys' fees, costs of corrective action and other costs incurred by the Partnership as a result thereof.

     3.4     Requirements of Authorities
             ---------------------------

             ZCC IV acknowledges that it has inspected and accepted the Operating Site and existing conditions, has examined and understands the Location Plan and is familiar with all laws, regulations, codes, ordinances and rules pertinent to the construction contemplated in this Agreement. In connection with the construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, ZCC IV shall provide all items required by the Authorities, shall obtain all approvals and permits required by the Authorities and shall observe and comply with all requirements of the Authorities. If any approvals or permits or requirements of the Authorities are inconsistent with the Location Plan or any provisions of this Agreement, the approvals or permits or requirements of the Authorities shall control and all obligations in connection therewith shall be at the sole cost of ZCC IV.

     3.5     Certain Amounts Payable by ZCC IV
             ---------------------------------

             3.5.1  Charges. ZCC IV shall promptly pay, and shall use all cash
                    -------
payments received from the Partnership under this Agreement to pay, all valid charges for labor (including fringe benefits), equipment and materials used in the construction and installation of (i) the Required Number of Turbines, (ii) the Related Turbine Equipment pertaining thereto and (iii) the Power Substation including, without limitation, contributions to fringe benefit trusts required by any collective bargaining agreements to which ZCC IV is a party or by which ZCC IV is bound. ZCC IV shall not use any such cash payments for any other purpose until payment in full of all such valid charges.

             3.5.2  Fees and Taxes. ZCC IV shall pay when due all Federal,
                    --------------
state, county, municipal or local taxes, fees, permit fees, charges, licenses or assessments pertaining to the construction and installation contemplated in this Agreement, including without limitation withholding and similar employee taxes, and shall hold the Partnership harmless from any liability in connection with the preceding.

     3.6     Mechanics' Liens
             ----------------

             At all times from the date of this Agreement until and including the date of the purchase thereof by the Partnership hereunder, ZCC IV shall keep the (i) Required Number of Turbines, (ii) the Related Turbine Equipment pertaining thereto (iii) the Power Substation, (iv) the Location Sites and
(v) the Operating Site free from all claims and liens arising out of labor and materials furnished by ZCC IV and its Contractors, and shall indemnify and hold the Partnership free and harmless from any cost or expense on account of the assertion of any such claim or lien.

     3.7     Protection of Persons and Property
             ----------------------------------

             ZCC IV shall take (and shall cause its Contractors to take) every practicable precaution not to damage or injure any persons or property in the performance of its duties under this Agreement.

     3.8     Insurance
             ---------

             At all times from the date of this Agreement until the date of the purchase thereof by the Partnership hereunder, ZCC IV, at its sole cost, shall obtain and maintain or cause to be maintained the property damage and business interruption insurance coverage substantially identical to the policy No. SFC 1980487 issued by Continental Insurance Company covering the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation.

     3.9     Clean Up
             --------

             Upon completion of the construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, ZCC IV, at its sole cost, shall remove all construction debris and surplus material from the Operating Site.

     3.10    Interconnection
             ---------------

             ZCC IV, at its sole cost, shall cause the interconnection of the Required Number of Turbines and the Power Substation with the PG&E power transmission system.

     3.11    Compliance With Other Agreements
             --------------------------------

             In constructing the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, ZCC IV shall comply with all requirements of the Power Agreement and the Wind Park Easement Agreement and the Project Loan.

     3.12    Sales Taxes
             -----------

             ZCC IV shall be solely responsible for and shall pay any sales taxes which may be owing any applicable governmental agency in connection with the construction and delivery to the Partnership of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation.

4.   COMPLETION DATES AND TITLE TRANSFER
     -----------------------------------

     4.1     Completion Date and Obligation to Purchase
             ------------------------------------------

             The construction of a Turbine shall be deemed to be completed on the date which is the latest to occur of (i) the date upon which such Turbine is certified to be operational by Vestas or one of its authorized representatives, which include VNA and Zond and (ii) the date upon which the Power Substation is certified by ZCC IV or Zond to be operational. ZCC IV shall use its best efforts to complete construction of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation and place the Turbines in service by December 27, 1985 but no later than December 29, 1985.

             In the event that on the Admission Date (i) the construction of 25 or more, but less than all, of the Required Number of Turbines and the Related Turbine Equipment pertaining thereto has been so completed, (ii) the construction of the Power Substation has been certified by ZCC IV or Zond to be operational and (iii) PG&E has provided its written approval for the design and operation of the interconnection facilities under the Power Agreement (to the extent such approval is required by the Power Agreement), the Partnership shall purchase on the Admission Date that number of Turbines whose construction has been then completed, together with the Related Turbine Equipment pertaining thereto and the Power Substation. Thereafter, the Partnership shall purchase additional Turbines, and the Related Turbine Equipment pertaining thereto, in such numbers as the parties may agree upon the completion of the construction of such Turbines.

             Anything above to the contrary notwithstanding, the Partnership shall not be obligated to purchase any Turbines or Related Turbine Equipment pertaining thereto (i) greater than the Required Number of Turbines and the Related Turbine Equipment pertaining thereto, (ii) whose construction is not completed by, and which are not ready to be immediately placed in service by, December 29, 1985, (iii) if in the event that the Power Substation has not been certified by ZCC IV or Zond to be operational by, and is not ready to be immediately placed in service by, December 29, 1985; (iv) unless at the time of such purchase there shall be in effect insurance substantially in the form described in the Memorandum under the caption "Windsystem Insurance - Systems Performance Policies"; and (v) unless at the time of such purchase, the Wind Park Easement Agreement and the Windsystem Management Agreement are each in effect.

             Upon purchase of Turbines and the Related Turbine Equipment pertaining thereto, ZCC IV shall transfer good and marketable title thereto by executing and delivering to the Partnership a Turbine Completion Certificate and Bill of Sale substantially in the form of Exhibit C attached hereto
                                              ---------
("Turbine Completion Certificate"). The Partnership shall accept such completion and transfer by executing an acknowledgment of the Turbine Completion Certificate as provided therein. ZCC IV hereby represents to the Partnership that ZCC IV's execution and delivery of each Turbine Completion Certificate affirms that Vestas, VNA or Zond has certified the Turbines specified thereon as operational pursuant to the provisions of Section 3 of the Wind Power Generating Facility Warranty Agreement. In the same manner,
ZCC IV shall transfer title to the Power Substation to the Partnership, and certify to the Partnership that the Power Substation is operational, by executing and delivering to the Partnership a Power Substation Completion Certificate and Bill of Sale substantially in the form of Exhibit D attached
                                                          ---------
hereto (the "Power Substation Completion Certificate").

     4.2     Title Transfer
             --------------

             Title to the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation, which the Partnership acquires in accordance with this Agreement, shall pass from ZCC IV to the Partnership upon completion in accordance with Section 4.1 and execution of the Turbine Completion Certificate and the Power Substation Completion Certificate, as the case may be, by ZCC IV and the Partnership, but not earlier than the Admission Date, free and clear of any encumbrances, liens, security interests or other charges (including, without limitation, any of the preceding of ZCC IV, Zond, VNA or Vestas or any lender to any of them), except any of the preceding which are created in writing by, or with the written consent of, the Partnership. ZCC IV shall indemnify and hold the Partnership free and harmless against all such encumbrances, liens, security interests and other charges (except any of the preceding which are created in writing by, or with the written consent of, the Partnership) and any damages, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Partnership in connection therewith.

             ZCC IV agrees to indemnify and hold the Partnership harmless on an after-tax basis against any loss or delay in the Partners' ability to claim tax benefits derived from the ownership of Turbines, Related Turbine Equipment pertaining thereto and the Power Substation purchased by the Partnership hereunder which results from the taking or omitting to take any action by ZCC IV or any of its Contractors which would cause the Turbines to be deemed to have been placed in service prior to the date on which title to such Turbines and the Related Turbine Equipment pertaining thereto passes from ZCC IV to the Partnership.

5.   PAYMENT TO ZCC IV FOR CONSTRUCTION
     ----------------------------------

     5.1     Fixed Contract Price
             --------------------

             The Contract Price is a fixed price. The Partnership shall not be liable to pay more to ZCC IV than the Contract Price, and the Partnership shall not be entitled to a reduction in the Contract Price if such cost of construction is less than the Contract Price.

     5.2     Payment of Contract Price
             -------------------------

             5.2.1  Payment by the Partnership. On the Admission Date, the
                    --------------------------
Partnership shall pay ZCC IV that portion of the Contract Price in full payment for the number of Turbines then purchased pursuant to Section 4.1 above, together with the Related Turbine Equipment pertaining thereto and the Power Substation which is equal to the product of $160,000 and the number of Turbines then purchased. Such payment shall be made at the time of the execution of the related Turbine Completion Certificate and the Power Substation Completion Certificate by ZCC IV. Upon each purchase of additional Turbines and the Related Turbine Equipment pertaining thereto in accordance with the provisions of Section 4.1 above, the Partnership shall pay that portion of the Contract Price, in full payment for such Turbines and the Related Turbine Equipment pertaining thereto, which is equal to the product of $160,000 and the number of Turbines then purchased. Such payment shall be made at the time of the execution of the related Turbine Completion Certificate by ZCC IV and the Partnership.

             Forty-nine and one-half percent (49.5%) of the Contract Price payable upon each purchase of Turbines shall be paid in cash, by check or by wire transfer, with the balance of the Contract Price being represented by a Series C Purchase Note or Series C Purchase Notes, each of which shall be in such form as the parties shall agree. Each Series C Purchase Note shall bear interest, compounded semiannually, at the greater of (i) 10.75% per annum and
(ii) the lowest rate then in effect to avoid imputed interest under the Internal Revenue Code of 1954, as amended, and the regulations thereunder, and shall be secured by such Turbines, the Related Turbine Equipment pertaining thereto, the Power Substation, and by such other collateral as the Partnership and ZCC IV shall agree, all as set forth in a security agreement executed by the Partnership and ZCC IV.

             5.2.2   No Waiver. No payment to ZCC IV shall constitute
                     ---------
acceptance or approval of any defective construction previously performed by ZCC IV. The Partnership has the right to pay for construction that is defective without correction of the defect and may back-charge ZCC IV the amount of the loss sustained due to the defect and to deduct such amounts from payments thereafter becoming due to ZCC IV.

     5.3     Withholds by the Partnership
             ----------------------------

             The Partnership shall be entitled to establish reasonable reserves from payments due or becoming due to ZCC IV under the following conditions:

             5.3.1  Defects. ZCC IV's failure to correct or cause to be
                    -------
corrected defective work.

             5.3.2  Subcontractor Claims. Receipt of information that
                    --------------------
Contractors or other persons entitled to do so have filed, or have threatened to file, mechanics' liens or stop notice claims due to ZCC IV's failure to make payments which due to such Contractors or persons.

             5.3.3  Damages. Damage by ZCC IV or its employees or by
                    -------
Contractors to the Required Number of Turbines, the Related Turbine Equipment pertaining to, or the Power Substation purchased by the Partnership hereunder.

             5.3.4  Inspection. Failure of ZCC IV's construction to pass any
                    ----------
required inspections.

             5.3.5  Unauthorized Changes. Construction or attempted
                    --------------------
construction of an item different from that required by this Agreement unless ordered in writing by the Partnership.

             5.3.6  Claims Against ZCC IV. Should the Partnership still have a
                    ---------------------
claim remaining against ZCC IV after offsetting against amounts owed under the Windsystem Management Agreement or the Wind Park Easement Agreement, the Partnership may make a claim against amounts owing to ZCC IV under this Agreement; provided that under no circumstances may the Partnership offset such claim or any other claim against amounts owing to ZCC IV under any Series C Purchase Note.

6.   WARRANTIES
     ----------

     6.1     Warranties of Manufacturer
             --------------------------

             Prior to the execution of any Turbine Completion Certificate by ZCC IV and the Partnership and as a condition of the Partnership's obligation to purchase the Turbines covered thereby, ZCC IV (i) shall cause the Partnership to be designated as the "Purchaser" under Section 5.2 of the Wind Power Generating Facility Warranty Agreement, so that all warranties in the Wind Power Generating Facility Warranty Agreement shall run to, and in favor of, the Partnership, with respect to the number of Turbines covered thereby and (ii) shall cause Zond to assign and transfer to the Partnership, for the benefit of the Partnership, all representations and warranties made by VNA in the Wind Turbine Generator Purchase Agreement.

     6.2     Five Year Warranty of ZCC IV
             ----------------------------

             (a) ZCC IV hereby represents and warrants to and agrees with, the Partnership that, for a period of five years after the date of a Turbine Completion Certificate with respect to any Turbines which are purchased by the Partnership hereunder, that all such Turbines, and all Related Turbine Equipment pertaining thereto, shall have been constructed under this Agreement in a good and workmanlike manner. During each such five-year warranty period, ZCC IV, at its sole cost, shall provide for field inspection of the particular portion of the Turbines to verify failure, establish probable cause and determine what corrective action is required. ZCC IV, at its sole cost, shall cause all corrective action to be taken as soon as possible if such action is required because of the breach by ZCC IV of its representation, warranty and agreement contained in this Section; provided, however, that ZCC IV shall have no obligations under this Section 6.2 with respect to any Turbine or the Related Turbine Equipment pertaining thereto, which is moved from its original Location Site other than by ZCC IV or with the written consent of ZCC IV, or if repair or replacement thereof is required as the result of: (i) repair, maintenance, alteration or modification of such Turbine, or Related Turbine Equipment pertaining thereto, by persons other than Zond, Zond-authorized personnel or other persons using procedures approved by Zond or its authorized representative (provided that Zond shall then be ready, willing and able to make such repair, maintenance, alteration or modification to the reasonable satisfaction of the Partnership); (ii) misuse, neglect or abuse, accident or alteration; (iii) normal wear or tear; (iv) causes beyond the reasonable control of ZCC IV (including, without limitation, acts of nature such as floods, earthquakes and storms); or (v) any occurrence or event insured against pursuant to either that certain Blanket Performance and Resource Policy Number ZPM 017468 issued by

California Union Insurance Company or that certain "all-risk" property damage policy issued by Continental Insurance Company (Policy No. SFC 2980487), whether or not such policies are in effect.

     (b) ZCC IV hereby represents and warrants to, and agrees with the Partnership that (1) for a period of five years from the date of the Power Substation Completion Certificate, the Power Substation shall have been installed in a good and workmanlike manner. In addition, ZCC IV shall assign to the Partnership any warranties made to ZCC IV by the manufacturers of the components of the Power Substation. During each of the aforementioned five-year warranty periods, ZCC IV, at its sole cost, shall provide for field inspection of the Power Substation to verify failure, establish probable cause and determine what corrective action is required. ZCC IV, at its sole cost, shall cause all corrective action to be taken as soon as possible if such action is required because of the breach by ZCC IV of its representation, warranty and agreement contained in this Section; provided, however, that ZCC IV shall have no obligations under this Section 6.2 with respect to the Power Substation or any of its components which is moved from its original Location Site other than by ZCC IV or with the written consent of ZCC IV, or if repair or replacement thereof is required as the result of: (i) repair, maintenance, alteration or modification of such Power Substation or any of its components by persons other than Zond, Zond-authorized personnel or other persons using procedures approved by Zond or its authorized representative (provided that Zond shall then be ready, willing and able to make such repair, maintenance, alteration or modification to the reasonable satisfaction of the Partnership); (ii) misuse, neglect or abuse, accident or alteration; (iii) normal war or tear; (iv) causes beyond the reasonable control of ZCC IV (including, without limitation, acts of nature such as floods, earthquakes and storms); or (v) any occurrence or event insured against pursuant to either that certain Blanket Performance and Resource Policy Number ZPM 017468 issued by California Union Insurance Company or that certain "all-risk" property damage policy issued by Continental Insurance Company (Policy No. SFC 2980487), whether or not such policies are in effect.

     (c) IN NO EVENT SHALL ZCC IV BE LIABLE FOR ANY LOST PROFITS OR INCIDENTAL OR CONSEQUENTIAL DAMAGES AS A RESULT OF THE BREACH OF ANY REPRESENTATION, WARRANTY OR AGREEMENT CONTAINED HEREIN.

     6.3     Warranties of Contractors
             -------------------------

             ZCC IV shall obtain from all Contractors, and shall assign to the Partnership, all warranties of the Contractors against defects in materials and workmanship to the extent such warranties are obtainable and transferable. ZCC IV shall reasonably assist the Partnership in enforcing any such warranties.

     6.4     No Production Guarantee
             -----------------------

             In no event shall any provisions of this Agreement be construed as a guaranty or warranty by ZCC IV that the Turbines will generate any minimum amount of electricity in any particular period.

     6.5     Warranty Disclaimer
             -------------------

             EXCEPT AS OTHERWISE SET FORTH IN THIS SECTION 6, ZCC IV DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE TURBINES, THE RELATED TURBINE EQUIPMENT OR THE POWER SUBSTATION.

     6.6     Single Purpose Entity
             ---------------------

             ZCC IV hereby represents to the Partnership that it was formed for the sole purpose of entering into and performing under this Agreement and the transactions contemplated herein or in the Memorandum and that it will engage in no other activities other than those contemplated hereby and those necessary to maintain its legal existence and good standing as a corporation, to maintain its records in the normal course of business or such activities as may be required under the Project Loan.

7.   INDEMNIFICATION
     ---------------

     In addition to any other obligations of ZCC IV under this Agreement (including, without limitation, ZCC IV's obligations to provide insurance), ZCC IV shall indemnify and hold the Partnership free and harmless against all claims, demands, liabilities, proceedings, damages, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) resulting from or attributable to the negligent act or omission of ZCC IV, its affiliates or its employees or its Contractors or resulting from or attributable to any activity, work or things done, permitted or suffered by ZCC IV, its affiliates or its employees or its Contractors in, on or about the Operating Site or elsewhere or resulting from or attributable to any failure of ZCC IV, to perform its obligations under this Agreement; provided, however, that nothing herein
                                  --------  -------
contained shall be deemed to render ZCC IV liable for or to indemnify the Partnership against any liability or damages to the extent attributable to or resulting from the negligent acts or omissions of the Partnership or its agents or authorized representatives (which for purposes of this Agreement do not include ZCC IV, its affiliates or its Contractors).

             The Partnership agrees to indemnify and hold ZCC IV free and harmless against any and all actions, claims, losses, damages, injuries, liabilities, costs, charges and expenses of any kind or nature (including the attorneys' fees of ZCC IV incurred by ZCC IV in the proper performance of its duties under this Agreement) to the extent resulting from or attributable to the fault or neglect of the Partnership.

8.   DAMAGE OR DESTRUCTION OF THE TURBINES, RELATED TURBINE EQUIPMENT OR
     -------------------------------------------------------------------
     POWER SUBSTATION PRIOR TO COMPLETION
     ------------------------------------

     8.1     Damage or Destruction Insured
             -----------------------------

             Should all or any portion of the Required Number of Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation be damaged or destroyed prior to execution of a Completion Certificate by ZCC IV and the Partnership with respect to such Turbines, the Related Turbine Equipment pertaining thereto or the Power Substation, with or without the fault or neglect of ZCC IV or any of its employees or agents or Contractors, and the damage or destruction is covered by any of the insurance policies described in Section 3.8, the Partnership shall have the option to either (i) terminate this Agreement with respect to the damaged or destroyed Turbines, the Related Turbine Equipment pertaining thereto or the Power Substation and have no further liability therefore to ZCC IV hereunder, in which event ZCC IV shall be paid all insurance proceeds pertaining to such Turbines, the Related Turbine Equipment pertaining thereto or the Power Substation, or (ii) direct ZCC IV to cause the repair and restoration of such Turbines, the Related Turbine Equipment pertaining thereto or the Power Substation utilizing all insurance proceeds pertaining to such Turbines, the Related Turbine Equipment pertaining thereto or the Power Substation and with any cost in excess of such proceeds to be paid for by ZCC IV. In the event the Partnership directs ZCC IV to cause such repair and restoration, ZCC IV shall commence forthwith such repair and restoration and complete same as soon as possible and in any event not later than 90 days after the date the Partnership so directs ZCC IV.

     8.2     Damage or Destruction Not Insured
             ---------------------------------

             Should all or any portion of the Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation be damaged or destroyed prior to execution of a Completion Certificate with respect to such Turbines, the Related Turbine Equipment pertaining thereto, or the Power Substation with or without the fault or neglect of ZCC IV or any of its employees or agents or Contractors, and the damage or destruction is not covered by any of the insurance policies described in Section 3.8 (provided that such non-coverage by such insurance policies shall not have resulted from ZCC IV's failure to obtain such insurance or to make required and timely premium payments upon such insurance), the Partnership shall have the option to either (i) terminate this Agreement with respect to the damaged or destroyed Turbines, the Related Turbine

Equipment pertaining thereto, or the Power Substation and have no obligation to acquire the same or (ii) direct ZCC IV to cause the repair and restoration of such Turbines, the Related Turbine Equipment pertaining thereto, or the
Power Substation with the cost thereof to be paid for by the Partnership; provided, however, that the per Turbine cost of such repair or restoration shall
--------  -------
in no event exceed $160,000. In the event the Partnership directs ZCC IV to cause such repair and restoration, ZCC IV shall commence forthwith such repair and restoration and complete the same as soon as possible and in any event not later than 90 days after the date the Partnership so directs ZCC IV.

9.   TERMINATION
     -----------

     9.1     Special Event of Termination
             ----------------------------

             If the minimum number of Partnership Units required to be sold has not been subscribed for and the offering is terminated, the Partnership thereafter may terminate this Agreement by written notice to ZCC IV. In the event of such termination, neither the Partnership no ZCC IV shall have any obligations whatsoever (other than as set forth in Section 6 of this Agreement, which obligations shall survive the termination of this Agreement) to the other and ZCC IV shall be entitled to retain all Turbines, the Related Turbine Equipment, pertaining thereto and the Power Substation then constructed or in the process of construction.

     9.2     Other Events of Termination
             ---------------------------

             In addition to any other termination rights in this Agreement, the Partnership may, by giving at least 72 hours prior written notice to ZCC IV, specifying the reason therefor, terminate this Agreement for any of the following causes:

             9.2.1  Default. If ZCC IV fails to perform its obligations
                    -------
substantially in accordance with the terms of this Agreement and, after 72 hours prior written notice from the Partnership specifying the nature of the alleged default, fails to cure such default (or, in the case of a default which cannot with due diligence be cured within a period of 72 hours, if ZCC IV fails to proceed promptly to prosecute the curing of such default with all due diligence).

             9.2.2  Dissolution. If ZCC IV dissolves or the legal existence of
                    -----------
ZCC IV is terminated, unless a successor entity reasonably satisfactory to the Partnership agrees to be bound by and to perform all of the duties and obligations of ZCC IV under this Agreement.

     9.3     Remedies Upon Occurrence of Other Events of Termination
             -------------------------------------------------------

             Should the Partnership terminate this Agreement as provided in
Section 9.2, such termination of this Agreement shall be without prejudice to any other rights or remedies which either the Partnership or ZCC IV may have against the other.

10.  MISCELLANEOUS
     -------------

     10.1    Time of the Essence
             -------------------

             Time for performance by ZCC IV of each and all of its obligations under this Agreement is of the essence.

     10.2    Assignment and Transfer to Other Parties
             ----------------------------------------

             Neither ZCC IV nor the Partnership shall transfer or assign this Agreement or any benefit or interest herein, without the prior written consent of the other, which consent shall not be unreasonably withheld; provided, however, that ZCC IV may collaterally assign its rights under this Agreement as security for loans made by unaffiliated lenders which are incurred for the purpose of meeting its obligations hereunder and ZCC IV is authorized to subcontract any portion of its duties under this Agreement to a third party who shall be reasonably acceptable to the Partnership or to delegate its obligations hereunder, in the ordinary course of its business, without reducing the scope of ZCC IV's undertakings, obligations and commitments to the Partnership. The Partnership hereby acknowledges that ZCC IV has appointed Zond as general contractor to ZCC IV for the construction of the Turbines, the Related Turbine Equipment and the Power Substation pursuant to the terms of a certain Construction Agreement between Zond and ZCC IV, and consents to Zond's acting as general contractor pursuant thereto.

     10.3    Notices
             -------

             Any notice permitted or required to be given to either party shall be deemed to have been given upon personal delivery or on the second business day after the date of deposit in the United States mail, first-class registered or certified, postage prepaid, addressed to the party for whom intended at the address appearing on the signature page of this Agreement, or at such other address of which notice has been given as provided by this Section.

     10.4    Waiver
             ------

             Neither party hereto shall be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by said party or its duly authorized representative, and then only to the extent specifically set forth therein. A waiver of one event shall not be construed as constituting a bar or waiver of any right or remedy with respect to a subsequent event.

     10.5    Attorneys' Fees
             ---------------

             If either the Partnership or ZCC IV brings any action or proceeding for the enforcement, protection or establishment of any right or remedy under this Agreement or for the interpretation of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable, as awarded by the trier of fact in such action or proceeding.

     10.6    Patents, Etc.
             ------------

             The construction of the Turbines, the Related Turbine Equipment and the Power Substation shall not be construed as granting to the Partnership any license or other right therein or to any patent, copyright, trademark or other similar proprietary right now or hereafter applicable thereto. ZCC IV hereby indemnifies and holds the Partnership free and harmless against any and all actions, claims, losses, damages, injuries, liabilities, costs, charges and expenses of any kind or nature (including the attorneys' fees of the Partnership) resulting from any claim or infringement of any patent, copyright, trademark or other proprietary right now or hereafter applicable to the Turbines, the Related Turbine Equipment or the Power Substation based upon the Partnership's ownership and operation thereof.

     10.7    Documentation
             -------------

             All documentation with respect to the Turbines which is furnished to the Partnership is solely for the Partnership's internal use. All such documentation shall be maintained in a safe place by the Partnership and the Partnership shall take appropriate measures to prevent the unauthorized disclosure thereof.

     10.8    No Partnership, Etc.
             --------------------

             The relationship of the Partnership and ZCC IV under this Agreement is that of independent contractors. Nothing in this Agreement shall be deemed to constitute the Partnership or ZCC IV a partner of the other. The employees and any Contractors of ZCC IV in performing the obligations of ZCC
IV under this Agreement shall not be deemed to be the agents or employees or Contractors of the Partnership, and ZCC IV hereby assumes all responsibility for the acts or omissions of such employees and Contractors.

     10.9    Dedication
             ----------

             The undertakings of ZCC IV in this Agreement are for the sole benefit of the Partnership and nothing in this Agreement shall constitute the dedication of ZCC IV's or the Partnership's property or services to the public nor affect ZCC IV's or the Partnership's status as an independent entity and not as a public utility.

     10.10   Further Assurances
             ------------------

             Each party agrees to do, execute, acknowledge and deliver all and every such further acts, assurances, documents and instruments as may be reasonably requested by the other to effect the purpose and intent of this Agreement. The parties further agree to cooperate with any lenders to each other and to provide such information and to take such actions as such lenders may reasonably request in connection with this Agreement.

     10.11   Binding Effect
             --------------

             This Agreement shall be binding upon the parties and their respective permitted assignees, successors-in-interest and legal representatives.

     10.12   Governing Law
             -------------

             The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of California.

     10.13   Interpretation
             --------------

             The Partnership and ZCC IV agree that the terms and provisions of this Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, any party hereto.

     10.14   Partial Invalidity
             ------------------

             If any term or provision of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be invalid or enforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     10.15   Headings, References and Exhibits
             ---------------------------------

             The headings contained in this Agreement are for purposes of reference and convenience only and shall not limit or otherwise affect the meaning of this Agreement. Unless otherwise indicated, all references to Sections are to Sections in this Agreement. All exhibits attached to this Agreement are incorporated herein by this reference.

     10.16   Counterparts
             ------------

             This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     10.17   Entire Agreement; Amendments
             ----------------------------

             This Agreement supersedes all previous agreements, understandings, negotiations and proposals between the Partnership and ZCC IV relating to the subject matter of this Agreement. This Agreement may not be altered or amended except by an instrument in writing signed by ZCC IV and the Partnership. ZCC IV and the Partnership each acknowledge and agree that no representation, warranty or inducement has been made to it regarding the subject matter of this Agreement which is not expressly set forth in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Windsystem Construction Agreement as set forth below.

                                          "ZCC IV"
                                           ------

                                          ZOND CONSTRUCTION CORPORATION IV,
                                            a California corporation
                                          112 South Curry Street
                                          Tehachapi, California  93561


Dated: November 10, 1985                  By /s/ Craig A. Anderson
       -----------------                    -----------------------------
                                            CRAIG A. ANDERSON
                                            Senior Vice President -
                                              General Counsel

                                          "PARTNERSHIP"
                                           -----------

                                          ZOND WINDSYSTEM PARTNERS, LTD.
                                            SERIES 85-C,
                                          A California Limited
                                            Partnership
                                          112 South Curry Street
                                          Tehachapi, California  93561

                                          By its authorized General
                                            Partner:

                                            Zond Windsystems Management
                                            Corporation V, A California
                                            Corporation


Dated: November 10, 1985                  By /s/ Craig A. Anderson
       -----------------                    -----------------------------
                                          CRAIG A. ANDERSON
                                          Senior Vice President -
                                            General Counsel

                                    GUARANTY
                                    --------


          The undersigned corporation hereby guarantees the performance of Zond Construction Corporation IV under the Windsystem Construction Agreement between Zond Construction Corporation IV and Zond Windsystem Partners, Ltd. Series 85-C to which this Guaranty is attached.


                                          ZOND SYSTEMS, INC.,
                                            a California corporation


Dated: November 10, 1985                  By /s/ Craig A. Anderson
       -----------------                    -----------------------------
                                             CRAIG A. ANDERSON
                                             Senior Vice President -
                                               General Counsel

                                 LOCATION PLAN
                                 -------------









                                 SEE EXHIBIT A
                                     to the
                         Construction Agreement Between
                               Zond Systems, Inc.
                      And Zond Construction Corporation IV


                                   Exhibit A
                                     to the
                       Windsystem Construction Agreement

                                   EXHIBIT B
                                   ---------

                    LEGAL DESCRIPTION OF THE OPERATING SITE
                    ---------------------------------------

                                   EXHIBIT I

                                   "PREMISES"


The land described in that Deed from Sylvain T. Rooney, et.al., to the City of Santa Clara dated January 5, 1983 and recorded as Instrument No. 83-010601 in Alameda County Official Records on January 20, 1983 and referred herein is described as follows:
All that real property in the County of Alameda, State of California, described as follows:


PARCEL 1:

     The south one-half of section 21, township 2 south, range 3 east, Mount Diablo Base and Meridian, according to the official plat of said land filed in the District Land Office.


     Excepting therefrom the past, present and future interest reserved by the Central Pacific Railroad Company in the grant deed recorded November 19, 1883 in Book 261 of Deeds, Page 184, Series No. 5-7019, Alameda county Records.


     Also excepting therefrom that portion described in the deed to the Western Pacific Railway Company, a California corporation, recorded December 7, 1905, in Book 1076 of Deeds, Page 406, Series No. L-1500, Alameda County Records.


     Also excepting therefrom that portion described in the deed to R. H. Sherman, recorded July 8, 1907, in Book 1390 of Deeds, Page 64, Series No. L-69077, Alameda County Records.


     Also excepting therefrom that portion described in the deed to the County of Alameda, recorded January 4, 1915, in Book 2311 of Deeds, Page 109, Series No. P-83238, Alameda County Records.

PARCEL 2:

     A non-exclusive easement and right of way on, over, under and across the following described real property for use as a roadway for vehicles of all kinds, pedestrians and animals, for water, gas, oil and sewer pipe lines, and for telephone, electric light and power lines, together with all necessary poles or conduits to carry said lines, to wit:


     A strip of land 30 feet wide, the center line of which is described as follows:


     Beginning at a point on the westerly line of those lands conveyed to Roberta I. Haugh, by Decree of Partial Distribution, dated September 30, 1949, recorded in Book 5901 of official records of Alameda County at Page 37 thereof, Series No. AD/66898, said point being on the section line between Section 20 and 21, T.2S., R.3 E., M.D.B.6M., south 456 feet from the apparent northwest corner of the southwest quarter of said section 21 as said corner is defined by the fence corner, thence north 41 degrees 26 minutes west 492.7 feet to the southeasterly right of way line of County Road No. 818, also known as Altamont Pass Road, being a portion of the southeast quarter of Section 20, Township 2 south, Range 3 east, Mount Diablo Base and Meridian.


PARCEL 3:

     The north one half of Section 28, Township 2 south, Range 3 east, Mount Diablo Base and Meridian, according to the official plat of said land filed in the District Land Office.


     Assessor's Parcel Nos. 099B-6275-002-01 (affects portion of parcel 1), 099B-6275-002-02 (affects portion of parcel 1), 099B-6275-002-03, (affects remainder of parcel 1), 099B-6500-001 (affects parcel 3)

                                   EXHIBIT 2

                              CITY OF SANTA CLARA
                             CITY LAND - LEASE AREA
                                ROONEY PROPERTY


                                     [MAP]

                                   EXHIBIT C
                                   ---------

            FORM OF TURBINE COMPLETION CERTIFICATE AND BILL OF SALE
            -------------------------------------------------------

     ZOND CONSTRUCTION CORPORATION IV ("ZCC IV") hereby certifies to ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C (the "Partnership") that the construction and installation of the (i) Turbines whose serial numbers are listed on the attached Annex 1, and (ii) the Related Turbine Equipment pertaining thereto, a
description of which is set forth on such Annex 1, was completed on            ,
                                                                    -----------
1985 (the "Completion Date") in accordance with Section 4.1 of the Windsystem Construction Agreement between the Partnership and ZCC IV ("Construction Agreement"). ZCC IV further certifies to the Partnership that such Turbines have not been placed in service as of the date hereof.

     KNOW ALL MEN BY THESE PRESENTS: That for and in consideration of payments made by the Partnership to ZCC IV pursuant to the Construction Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, ZCC IV hereby sells, assigns and transfers to the Partnership all of ZCC IV's right, title and interest (i) in and to the Turbines and all components thereof, and (ii) in and to the Related Turbine Equipment pertaining thereto (together with all rights of ZCC IV in respect of the warranties or other claims against the manufacturer or vendor to ZCC IV of the Turbines and the Related Turbine Equipment pertaining thereto), to have and to hold for itself and for its successors and assigns to their own use and benefit forever.

     ZCC IV hereby warrants to the Partnership that the Turbines, all components of the Turbines and the Related Turbine Equipment pertaining thereto, are, as of the date hereof, free from any mortgage, pledge, lien, charge, encumbrance, lease or security interest (other than the Series C Purchase Note(s) made by the Partnership in favor of ZCC IV and issued in respect of the purchase of the Turbines, the Related Turbine Equipment pertaining thereto and the Power Substation as contemplated by the Construction Agreement, or such other interests as have been approved by the Partnership) and that ZCC IV has full right, title and authority as to all persons to sell the same as aforesaid; and ZCC IV hereby covenants with the Partnership that ZCC IV will, to the extent of the foregoing warranty, warrant and defend all such components against the claims and demands of all persons.

     ZCC IV hereby warrants to the Partnership that all amounts due and payable as of the date hereof to any other party or ZCC IV with respect to the Turbines and the Related Turbine Equipment pertaining thereto have been duly paid and no further amounts are owed or will be owing to any party or ZCC IV with respect thereto.

     IN WITNESS WHEREOF, ZCC IV has caused this instrument to be executed this
     day of                 , 1985.
----        ----------------

                                          "ZCC IV"
                                           ------

                                          ZOND CONSTRUCTION CORPORATION IV,
                                            a California corporation
                                          112 South Curry Street
                                          Tehachapi, California  93561


                                          By
                                            -----------------------------------



     The Partnership hereby accepts the Turbines and the Related Turbine Equipment pertaining thereto, described above, and the passage of title thereto, all as set forth above; provided, however, that by doing so, the Partnership does not waive any rights or remedies it may have against ZCC IV or others under the Construction Agreement or otherwise.

                                          "PARTNERSHIP"
                                           -----------

                                          ZOND WINDSYSTEM PARTNERS, LTD.
                                          SERIES 85-C
                                          a California Limited Partnership
                                          112 South Curry Street
                                          Tehachapi, California  93561

                                          By its authorized General Partner:

                                          Zond Windsystems Management
                                          Corporation IV,
                                            a California corporation


Dated:                                    By
      -----------------                     ---------------------------------

                                   EXHIBIT D
                                   ---------

                FORM OF POWER SUBSTATION COMPLETION CERTIFICATE
                -----------------------------------------------
                                AND BILL OF SALE
                                ----------------

     ZOND CONSTRUCTION CORPORATION IV ("ZCC IV") hereby certifies to ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C (the "Partnership") that the construction
and installation of the Power substation was completed on            , 1985 (the
                                                          -----------
"Completion Date") in accordance with Section 4.1 of the Windsystem Construction Agreement between the Partnership and ZCC IV ("Construction Agreement"). ZCC IV further certifies to the Partnership that the Power Substation has not been placed in service as of the date hereof.

     KNOW ALL MEN BY THESE PRESENTS: That for and in consideration of payments made by the Partnership to ZCC IV pursuant to the Construction Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, ZCC IV hereby sells, assigns and transfers to the Partnership all of ZCC IV's right, title and interest in and to the Power Substation (together with all rights of ZCC IV in respect of the warranties or other claims against the manufacturer or vendor to ZCC IV of the Power Substation to have and to hold for itself and for its successors and assigns to their own use and benefit forever.

     ZCC IV hereby warrants to the Partnership that the Power Substation is, as of the date hereof, free from any mortgage, pledge, lien, charge, encumbrance, lease or security interest (other than the Series C Purchase Note(s) made by the Partnership in favor of ZCC IV and issued in respect of the purchase of the Turbines, the Related Turbine Equipment pertaining thereto and the Power substation as contemplated by the Construction Agreement, or such other interests as have been approved by the Partnership) and that ZCC IV has full right, title and authority as to all persons to sell the same as aforesaid; and ZCC IV hereby covenants with the Partnership that ZCC IV will, to the extent of the foregoing warranty, warrant and defend all such components against the claims and demands of all persons.

     ZCC IV hereby warrants to the Partnership that all amounts due and payable as of the date hereof to any other party or ZCC IV with respect to the Power Substation, have been duly paid and no further amounts are owed or will be owing to any party or ZCC IV with respect thereto.

     IN WITNESS WHEREOF, ZCC IV has caused this instrument to be executed this
     day of                    , 1985.
----        -------------------

                                          "ZCC IV"
                                           ------

                                          ZOND CONSTRUCTION CORPORATION IV
                                            a California corporation
                                          112 South Curry Street
                                          Tehachapi, California  93561


                                          By
                                            -------------------------------




     The Partnership hereby accepts the Power Substation, described above, and the passage of title thereto, all as set forth above; provided, however, that by doing so, the Partnership does not waive any rights or remedies it may have against ZCC IV or others under the Construction Agreement or otherwise.

                                          "PARTNERSHIP"
                                           -----------

                                          ZOND WINDSYSTEM PARTNERS, LTD.
                                          SERIES 85-C,
                                          a California Limited Partnership
                                          112 South Curry Street
                                          Tehachapi, California  93561

                                          By its authorized General Partner:

                                          Zond Windsystems Management
                                          Corporation IV,
                                            a California corporation


Dated:                                    By
      --------------------                  --------------------------------


                                      D-2